SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 28, 2003

                         WAYNE SAVINGS BANCSHARES, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                          0-23433               31-1557791
------------------------------     ---------------------    --------------------
(State or other jurisdiction       (Commission File No.)           (IRS
   of incorporation)                      Employer           Identification No.)



151 N. Market St., Wooster, Ohio                                 44691
--------------------------------                                 -----
   (Address of principal executive offices)                     Zip Code)


Registrant's telephone number, including area code:  (330) 264-5767


                                 Not Applicable
                   ------------------------------------------
          (Former name or former address, if changed since last report)




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Item 7. Financial Statements and Exhibits.

     (a)  Not Applicable.

     (b)  Not Applicable.

     (c)  Exhibits.

          Exhibit No.                        Description
          -----------                        -----------

             99                           Press release dated October 28, 2003

Item 9. Regulation FD Disclosure.

     The following information is furnished pursuant to this Item 9 and in satisfaction of Item 12, "Disclosure of Results of Operations and Financial Condition."

     On October 28, 2003, Wayne Savings Bancshares, Inc. (the "Company") announced its earnings for the six months ended September 30, 2003. A copy of the press release dated October 28, 2003, describing earnings for these periods is attached as Exhibit 99 to this report.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       WAYNE SAVINGS BANCSHARES, INC.


DATE:  October 29, 2003                By: /s/ Charles F. Finn
                                       -----------------------
                                       Charles F. Finn
                                       President and Chief Executive Officer

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